Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the following Registration Statements:

1)Registration Statement (Form S-8 POS No. 333-181109) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
2)Registration Statement (Form S-8 POS No. 333-187264) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
3)Registration Statement (Form S-8 POS No. 333-194164) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
4)Registration Statement (Form S-8 POS No. 333-202315) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
5)Registration Statement (Form S-8 POS No. 333-209690) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
6)Registration Statement (Form S-8 POS No. 333-216100) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
7)Registration Statement (Form S-8 POS No. 333-223051) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
8)Registration Statement (Form S-8 POS No. 333-229663) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
9)Registration Statement (Form S-8 No. 333-236394) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
10)Registration Statement (Form S-8 No. 333-252992) pertaining to The Carlyle Group Inc. Amended and Restated 2012 Equity Incentive Plan,
11)Registration Statement (Form S-3ASR No. 333-236397, as amended by POSASR on May 4, 2021) pertaining to The Carlyle Group Inc.

of our reports dated February 10, 2022 with respect to the consolidated financial statements of The Carlyle Group Inc. and the effectiveness of internal control over financial reporting of The Carlyle Group Inc. included in this Annual Report (Form 10-K) of The Carlyle Group Inc. for the year ended December 31, 2021.

/s/ Ernst & Young LLP

Tysons, VA
February 10, 2022